UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 20, 2005

                            FIDELITY BANKSHARES, INC.
                            ---------------------------
               (Exact Name of Registrant as Specified in Charter)

       Delaware                       000-29040                65-0717085
-----------------------            ------------------        ------------------
(State or Other Jurisdiction)      (Commission File No.)      (I.R.S. Employer
      of Incorporation)                                      Identification No.)


205 Datura Street, West Palm Beach, Florida                      33401
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(Address of Principal Executive Offices)                       (Zip Code)

Registrant's telephone number, including area code:  (561) 803-9900
                                                     --------------



                                 Not Applicable
                                -----------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officer; Election of Directors, Appointment of Principal Officers.
           ---------------------------------------------------------------------

     On January 17, 2006, the Board of Directors of Fidelity Bankshares, Inc. (the "Company") appointed board member William H. Sned, Jr. to the following committees of the Company's Board of Directors: Audit Committee; Nominating and Corporate Governance Committee and Executive Compensation and Benefits Committee. Additionally, Mr. Sned was appointed to the following committees of the Board of Directors of Fidelity Federal Bank & Trust (the "Bank"), the Company's federally chartered savings bank subsidiary: Audit Committee,
Insurance Committee; Loan Committee; Nominating and Corporate Governance Committee; Executive Compensation and Benefits Committee and Government Affairs Committee.

     Mr. Sned was appointed to the Company's and the Bank's Boards of Directors on December 20, 2005.

     This current report on Form 8-K/A is being filed to amend the initial report on Form 8-K filed with the Securities and Exchange Commission by the Company on December 21, 2005 for purposes of including the board committee appointments of Mr. Sned required by Item 5.02 (d)(3) of Form 8-K.


Item 9.01 Financial Statements and Exhibits
          ---------------------------------

(a)  Financial Statements of businesses acquired. Not Applicable.

(b)  Pro forma financial information. Not Applicable.

(c)  Shell Company Transactions. Not applicable.

(d)  Exhibits. None.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                           FIDELITY BANKSHARES, INC.



DATE: January 19, 2006                    By:/s/ Vince A. Elhilow
                                            -----------------------------------
                                            Vince A. Elhilow
                                            Chairman of the Board, President and
                                            Chief Executive Officer